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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     We the undersigned directors and/or officers of INSCI, Corp. (The "Company"), hereby severally constitute and appoint Dr. E. Ted Prince, Chief Executive Officer and President of the Company, individually, with full powers of substitution and re-substitution, our true and lawful attorney, with full powers to him, to sign for us, in or names and in the capacities indicated below, the Registration Statement on Form S-1 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorney, or his substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

     WITNESS our hands on this 14th day of February, 1997.

SIGNATURE                                    TITLE(S)
---------                                    --------

/s/ Leonard Gartner
------------------------------------         Director

/s/ Richard Gerstner
------------------------------------         Director

/s/ Francis X. Murphy
------------------------------------         Director

/s/ Robert Oxenberg
------------------------------------         Director

/s/ John Gillis
------------------------------------         Chief Operating Officer

/s/ Roger Kuhn
------------------------------------         Vice President and Chief
                                             Financial Officer